Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Atalaya Capital Management (the “Company”)

Truist Securities, Inc.

(together, the “Specified Parties”):

Re: Atalaya Equipment Leasing Trust 2021-1 LLC - Data Files Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2021-08-31 Securitization Equipment Lease Data Tape.xlsx” provided by the Company on September 14, 2021, containing information on 292 equipment finance contracts as of August 31, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Atalaya Equipment Leasing Trust 2021-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages for the Contract Yield were within 0.01% and Current Book Value were within 1.00%.

•	The term “Cutoff Date” means August 31, 2021.

•	The term “Sources” means the following information sources provided by the Company related to the Sample Contracts (defined below):

–	Lease Agreement (including Equipment Schedule, Lease Schedule, Addendum to the Lease Agreement, Equipment Finance Agreement and any amendment thereto),

–	Assignment Document (including Specification, Assignment, Notice and Acknowledgment of Assignment),

–	Promissory Note and Security Agreement,

–	The following documents which the Company informed us were either the Company’s accounting records or information extracted by the third-party servicer from their servicing system:

▪	An electronic file entitled "2021.08.31 Atalaya - Net Investment Detail.pdf" provided by the Company on September 22, 2021, containing contract Book Values as of the Cutoff date, except for Sample Contracts #4, #11, #45, #50 (the “Net Investment Details”);

▪	An electronic file entitled "Amortization schedules.xlsx" provided by the Company on October 4, 2021, containing Book Values as of the Cutoff date for Sample Contracts #11, #45, and #50 (the Amortization Schedules”);

▪	An electronic file entitled "V2_Contract 9-1-2021.csv" provided by the Company on October 18, 2021, containing Contract Yields for Sample Contracts #4, #11, #45, #50, Book Value as of the Cutoff date for Sample Contract #4, and the Last Payment Due Dates for Sample Contracts #12 and #13 (the “GA Output”); and,

▪	System screenshots provided by the Company on September 21, 2021 and September 24, 2021: User Defined Fields Inquiry Screen, Contract Data Screen, Payment History Inquiry Screen, and Lease Contract Inquiry Screen.

–	An electronic file entitled “Data Dictionary.xlsx” provided by the Company on September 22, 2021, listing the Contract Type description corresponding to each contract type code appearing on the User Defined Fields Inquiry Screen (the “Data Dictionary”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Sources, Cutoff Date and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 50 equipment finance contracts from the Data File (the “Sample Contracts”). A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of equipment finance contracts we were instructed to randomly select from the Data File.

B.	For each Sample Contract, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Customer Name

For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease” and Sample Contracts #47 and #48, Lessee’s name on the Lease Agreement. For Sample Contracts #14 to #43, Assignor’s name on the Assignment Document.

For Sample Contracts with Contract Type “Loan,” Lessee’s name on the Promissory Note.

Consider variations due to abbreviation or truncation to be acceptable.

Contract Type

For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease,” User Defined Fields Inquiry Screen and Data Dictionary.

For Sample Contracts with Contract Type “Loan,” consider the information to be in agreement if a Promissory Note is present.

Initial Term

For Sample Contracts with Contract Type “Finance Lease” and Sample Contracts #47 and #48, Assignment Document, Lease Agreements (for contracts originated by the Company), or Contract Data Screen.

For Sample Contracts with Contract Type “Operating Lease,” the early Buyout Option period stated in the Lease Agreement or Contract Data Screen.

For Sample Contracts with Contract Type “Loan,” recompute as the number of months between the Origination Data and Maturity Date on the Promissory Note.

Remaining Term

Recompute as the number of months between the Cutoff Date and Maturity Date stated in the Data File.

For Sample Contract #1, for which the Maturity Date was in August 2021 (before the Cutoff Date), consider the Remaining Term to be negative one (1) month.

Origination Date (month and year)

For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease,” Assignment Document, Lease Agreements (for contracts originated by the Company), or Contract Data Screen.

For Sample Contracts with Contract Type “Loan,” Promissory Note or Contract Data Screen.

Maturity Date (month and year)

For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease” and Sample Contracts #47 and #48, recompute by adding the Initial Term to the Origination Date, or compare to Contract Data Screen.

For Sample Contracts with Contract Type “Loans,” Promissory Note.

Payment Frequency	For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease” and Sample Contracts #47 and #48, Lease Agreement. For Sample Contracts with Contract Type “Loan,” Promissory Note.
Payment Per Period

For Sample Contracts with Contract Type “Finance Lease” and Sample Contracts #47 and #48, Assignment Document, Lease Agreement (for contracts originated by the Company), or Contract Data Screen.

For Sample Contracts with Contract Type “Operating Lease,” Lease Agreement.

For Sample Contracts with Contract Type “Loan,” Promissory Note.

Last Payment Due Date (month and year)

Recompute as the next payment due date following the last payment made before the Cutoff Date as appeared on the Payment History Inquiry Screen. If there was no payment appearing on the Payment History Inquiry Screen, compare to the first payment due date stated on the Assignment Document or Lease Agreement.

For Sample Contract #1, for which the Maturity Date was in August 2021, consider the Last Payment Due Date to be August 2021. For Sample Contracts #12 and #13, for which the Company informed us that the last payment appearing on the Payment History Inquiry Screen were received after the Cutoff Date, compare to the GA Output.

Days Delinquent	Recompute as the number of days between the Cutoff Date and Last Payment Due Date. Consider the information to be in agreement if the Last Payment Due Date is after the Cutoff Date and the Days Delinquent in the Data File was “Current.”
Original Equipment Cost / Book Value

For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease,” Assignment Document or Contract Data Screen.

For Sample Contracts with Contract Type “Loan,” Promissory Note or Contract Data Screen.

Current Book Value

For Sample Contracts with Contract Type “Finance Lease” or “Loan,” Net Investment Details. For Sample Contract #48, for which the Company informed that the Net Investment Details did not reflect the August 2021 monthly payment (due to a delay in the system booking), recompute the Current Book Value by subtracting from the value stated in the Net Investment Details the principal amount included in the August 2021 monthly payment.

For Sample Contracts with Contract Type “Operating Lease,” Amortization Schedules or GA Output.

Booked Residual

Compare to the dollar amount of the Early Buyout Option purchase price in Lease Agreement, or recompute using the Early Buyout Option purchase price stated in the Lease Agreement as a percentage of the Original Equipment Cost and the Original Equipment Cost or Total Invoice Cost stated in Lease Agreement.

Consider the information to be in agreement if the Booked Residual amount is the Data File is $0 and there is no Early Buyout Option in the Lease Agreement.

Fair Market Value	Consider the information to be in agreement if the Fair Market Value is equal to the Original Equipment Cost / Book Value stated in the Data File.
Contract Yield

For Sample Contracts with Contract Type “Finance Lease,” (except for Sample Contract #50) and Sample Contracts #47 and #48, Assignment Document or Contract Data Screen.

For Sample Contracts with Contract Type “Operating Lease” and Sample Contract #50, GA Output.

For Sample Contracts with Contract Type “Loan,” Promissory Note.

Servicer Name

For Sample Contracts with Contract Type “Finance Lease” or “Operating Lease” and Sample Contract #48, Assignor’s name on the Assignment Document. For contracts originated by the Company, consider the information to be in agreement if the Servicer Name on the Data File is “GA.”

For Sample Contract #47, for which the Assignment Document required the monthly payments to be made to the Company as the Assignee, consider the information to be in agreement if the Servicer Name on the Data File is “GA.”

For Sample Contracts with Contract Type “Loan,” Borrower’ name in Security Agreement.

Equipment Location

Lease Agreement, Assignment Document, or Lease Contract Inquiry Screen.

Consider Equipment Location to be “Various” if multiple locations were listed in Lease Agreement or if “Equipment Type” in the Data File was “Motor Vehicles,” “New IT and managed hosting hardware,” or “Treadmills, stairclimbers, weight racks and other fitness equipment.”

We found such information to be in agreement except as listed in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the equipment collateralizing the finance contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the equipment finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such equipment finance contracts being securitized, (iii) the compliance of the originator of the equipment finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the equipment finance contracts that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
October 20, 2021

Exhibit A

The Sample Contracts

Sample Contract #	Contract Number

1	202101
2	202102
3	202103
4	202104
5	202105
6	202106
7	202107
8	202108
9	202109
10	202110
11	202111
12	202112
13	202113
14	202114
15	202115
16	202116
17	202117
18	202118
19	202119
20	202120
21	202121
22	202122
23	202123
24	202124
25	202125
26	202126
27	202127
28	202128
29	202129
30	202130
31	202131
32	202132
33	202133
34	202134
35	202135
36	202136
37	202137
38	202138
39	202139
40	202140
41	202141
42	202142
43	202143
44	202144
45	202145
46	202146
47	202147
48	202148
49	202149
50	202150

Note: The Company has assigned a unique Contract ID to each Contract in the Data File. The Contract Numbers referred to in this Exhibit are not the Company’s Contract IDs.

A-1

Exhibit B

Exceptions List

Sample Contract #	Contract Number	Attribute	Per Data File	Per Sources
9	202109	Booked Residual	$53,332.64	$54,331.68

47	202147	Contract Type	Loan	Unable to determine – Promissory Note not present

48	202148	Contract Type	Loan	Unable to determine – Promissory Note not present

49	202149	Payment Frequency	Monthly	Quarterly

B-1